Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Statement [LineItems]
Commitments and contingencies
18. Commitments and contingencies
Obsidian Energy is committed to certain payments over the next five calendar years and thereafter as follows:

	2021	2022	2023	2024	2025	Thereafter	Total
Long-term debt (1)	$—	$451.8	$—	$—	$—	$—	$451.8
Transportation	7.1	5.4	2.9	2.5	2.1	5.6	25.6
Power infrastructure	6.7	3.2	—	—	—	—	9.9
Interest obligations	30.0	28.1	—	—	—	—	58.1
Office lease	10.0	10.0	10.0	10.0	0.8	—	40.8
Lease liability	4.9	3.5	0.8	0.2	0.1	5.0	14.5
Decommissioning liability	7.3	12.4	3.5	3.3	3.1	40.9	70.5

Total	$66.0	$514.4	$17.2	$16.0	$6.1	$51.5	$671.2

(1)
Based on agreements signed subsequent to December 31, 2020, the 2022 figure includes $395.0 million related to the syndicated credit facility and non-revolving term loan that is due for renewal in 2022 and $60.3 million of senior notes set to mature in 2022. Refer to Note 7 for further details. Historically, the Company has successfully renewed its syndicated credit facility.

Obsidian Energy has an aggregate of $60.3 million in senior notes maturing in 2022. Refer to Note 7 for further details.
Obsidian Energy’s commitments relate to the following:

•	Transportation commitments relate to costs for future pipeline access.

•	Power infrastructure commitments pertain to electricity contracts.

•	Interest obligations are the estimated future interest payments related to Obsidian Energy’s debt instruments.

•	Office leases pertain to total leased office space.

•	The decommissioning liability represents the inflated, discounted future reclamation and abandonment costs that are expected to be incurred over the life of the properties.
The Company is involved in various litigation and claims in the normal course of business and records provisions for claims as required.

In 2018, the Company fully utilized available insurance coverage relating to ongoing claims against former Penn West employees arising from the Company’s 2014 restatement of certain financial results when we were known as Penn West. A claim brought by the United States Securities and Exchange Commission (“SEC”) against Penn West was previously settled. The Company had been indemnifying two former employees pursuant to indemnity agreements in connection with the claims brought by the SEC arising out of the same restatement. In 2020, the SEC reached a settlement with the two former employees.
In 2019, the Company notified and commenced legal proceedings against the two former employees that the Company did not believe that the former employees met the criteria for indemnification, that the amounts invoiced on account of indemnification to date were in any event unreasonable, and that the Company would not be making any further advancements on account of indemnification. The preliminary application Judge ruled in favour of the two former employees. The Company appealed the preliminary application decision and was notified in late 2020 that the appeal was ruled in favour of the two former employees as well.
The Company continued to accrue for, but not pay, defense costs incurred on behalf of the two former employees and recently agreed to a settlement to pay $6.4 million of the defense costs equally over a
30-month
period beginning in
April
2021. As a result of the settlement, the Company will be recording a recovery of costs previously accrued in the first quarter of 2021.